Jinjiang Electronic Administration Promotion Project Contract

Between

A: Jinjiang Gongcheng Management Services Co., Ltd.

And

B: Expert Network (Shenzhen) Co., Ltd.

Based on the success achieved from the Jinjiang Electronic Administration (Phase 1), the government decides to advance the electronic administration project construction in Jinjiang to a further step, firstly by fully implement the Coordinated Office System (including Documents Exchange System) and the Unified Administration Approval System in all the municipal government departments, towns and streets, so that the full implementation of the Jinjiang Electronic Administration project is ensures. Based on the good cooperation between A and B, A decides to appoint B exclusively to conduct a complete planning to the said items of the project and to undertake the main contract of the construction work. Upon the consultation between the parties, the following terms are reached:

Clause One Definitions and explanations

1.1 The project so stated hereunder, unless stated otherwise, shall refer to the Jinjiang Electronic Administration Project Promotion.

1.2 The applicable software referred to hereunder is those software used in the Jinjiang Electronic Administration Project Promotion System.

Clause Two Applicable Laws

The laws applicable to the contract are: Contract Law of the People's Republic of China, Authorship Rights Law of the People's Republic of China, Computer Software Protection Clause of the People's Republic of China, and other relevant legal rules of the State.

Clause Three Contract Scope

3.1 The contract scope is delimited by the software system of the project, which is listed in the addendum, "Software List of Jinjiang Electronic Administration Project Promotion".

3.2 Systems, hardware devices, network equipments and software purchased, transported, delivered, installed, tested, and the related training, technical support, upgrading, and services other than the above mentioned are outside the scope of the contract.

Clause Four Rights and Obligations

4.1 Rights and Obligations of A:

4.1.1 To set up an implementation group after the contract is signed and to designate a person in charge for the implementation work.

4.1.2 To provide location, related equipments, necessary documents and data and assist B in research, implementation, technical support and maintenance.

4.1.3 A has the right to confirm testing of the products' functioning in accordance with the system functioning manuals provided by B and to cooperate with B in setting up an acceptance group to test-run and perform acceptance check on the equipments and software.

4.1.4 A has the responsibility to reply and confirm the relevant reports or plans submitted by B in accordance with the contract's requirements within five days. Otherwise, the reports or plans shall be deemed to be agreed to by A.

4.1.5 To strictly stick to running environment specified by the products provided by B.

4.1.6 To make payments to B strictly on the time and by the sum as specified on the contract.

4.2 Rights and Obligations of B:

4.2.1 To complete the project on the time as specified on the contract.

4.2.2 To provide training, technical support or other after-sales services to A with or without reimbursement.

4.2.3 B guarantees that all the hardware products it provides are from the original suppliers and that the software products do not infringe the intellectual property rights of any third party. If the usage or modification of the products provided by B leads to dispute or litigation with any third party, B shall assume all the responsibilities and shall indemnify A for all the economic losses incurred.

4.2.4 To ensure the stable operation of each series of software products after updating and upgrading.

Clause Five Project Implementation Schedule

The project is to be implemented on 10th May 2005 and shall be completed by 10th August, 2006.

Clause Six Costs and Payment

6.1 Costs

6.1.1 All the costs in the contract are denoted in RMB before tax.

6.1.2 Total amount of the contract: RMB Eighty Five Million, Ninety Eight Thousand Three Hundred yuan(￥85,098,300.00).

6.2 Payment Method

6.2.1 Within five days of signing of the contract, A is to pay 30% of the total amount of the contract, i.e., RMB Twenty Five Million, Five Hundred and Twenty-nine Thousand, Four Hundred and Ninety yuan(￥25,529,490.00).

6.2.2 By 31st December, 2005, A is to pay 30% of the total amount of the contract, i.e., Twenty Five Million, Five Hundred and Twenty-nine Thousand, Four Hundred and Ninety yuan(￥25,529,490.00).

6.2.3 Within 5 business days after the passing of the acceptance check, A is to pay 35% of the total amount of the contract, i.e., RMB Twenty Nine Million Seven Hundred and Eighty Four Thousand, four Hundred and Five yuan(￥29,784,405.00).

6.2.4 After the completion of the project promotion, B will provide a one year guarantee period free of charge. Within 10 business day after the said guarantee period, A is to pay 5% of the total amount of the contract, i.e., RMB Four Million Two Hundred and Fifty Four Thousand, Nine Hundred and Fifteen yuan(￥4,254,915.00) as after-sale services payment.

Clause Seven Confidential Principle

7.1 Any party should not reveal the confidential documents, data and other commercial information of both parties in related to the project in any way to any third party without permission of the other party.

7.2 If any party breached this confidential clause, the other party has the right to prosecute the breaching party for legal liability.

7.3 This clause remains valid forever whether the contract is altered, suspended or terminated.

7.4 Both parties guarantee that the other party's documents, data, commercial information and secrets are not disclosed to any third party including its employees save and except for those involved in the project,.

Clause Eight Default Liability

8.1 Except for force majeure and those circumstances listed in the contract, any party who terminates or dissolves the contract should pay 30% of the total amount of the contract as default penalty to the other party.

8.2 B should pay a daily surcharge of 0.01% of the total amount of the contract, if it cannot complete the project by the time limit as specified in Clause Five. However the cumulative amount of the surcharge shall not exceed 0.5% of the total amount of the contract. If the delay exceeds thirty days, then A has the right to terminate the contract. Within 10 days from the date B receives the termination notice from A, B shall return to A the money it has received from A, and shall pay 30% of the total amount of the contract as default penalty.

8.3 If A is unable to honor the payment to B on schedule, or is unable to cooperate with B effectively according to B's requirements, or does not perform the acceptance check on time, then B's delivery schedule shall be extended by the time length of the delayed time, and A shall pay a daily surcharge of 0.01% of the total amount of the contract, with the cumulative amount of the surcharge not exceeding 0.5% of the total amount of the contract. If the delay exceeds thirty days, then B has the right to terminate the contract with the received money be returned to A, but A should pay 30% of the total amount of the contract as default penalty.

Clause Nine Resolution of Disputes

If both parties A and B have differences in the interpretation of any clause of the contract, or disputes arise regarding related issues of the contract, then both parties

shall negotiate in the spirit of friendly cooperation. If the negotiation is unable to resolve the disputes, then both parties agree to resort to the second method of resolution:

(1) Apply to the arbitration committee for arbitration:

(2) Bring the suit to the people's court, which lies in the same place as the place of execution of the contract.

Clause Ten Non-waiver Clause

Failure of any party to prosecute the other party for default liability does not mean that it waives any rights it enjoyed.

Clause Eleven Force Majeure

11.1 Connotation of force majeure is interpreted according to relevant regulation of China

11.2 Force majeure apply to both parties. If force majeure arises and disables the fulfillment of the contract after it takes effect, then the impeded party is to obtain a certificate from the relevant government institutions which authorize it not to fulfill the contract in whole or in part, or to postpone the fulfillment of the contract. Both parties shall then be able to relinquish its related responsibilities in whole or in part under this certificate.

Clause Twelve Alteration, Supplementation, and Termination of the Contract

12.1 The contract takes effect on the day of signing by both parties, and shall be renewed automatically without any party issuing a written notice to terminate it.

12.2 The contract is the final contract for both parties, and cannot be altered in any way without written consent from both parties. For any issue which the contract does not take care of, both parties can sign supplementary provisions to take care of it after written agreement from both parties. The supplementary provisions and its Addendum possess the same legal effect as the contract.

Clause Thirteen Effect of the Contract

The contract has four identical copies, with each party holding two. All the four copies possess the same legal effect.

(end of contract)

A: Jinjiang Gongcheng Management Services Co., Ltd.
Address: South Main Street, Jinjiang City
Legal Representative: Chen Zengrong
Contact person: (signed and sealed)
Tel: 0595-5785565
Fax: 0595-5785565

B: Expert Network (Shenzhen) Co., Ltd.
Address: 31F, South Renmin Road 2010, Shenzhen City
Legal Representative: Gong Shiqiu
Contact person: (signed and sealed)
Tel: 0755-82209555
Fax: 0755-82182538

Date of Signing: 20th March, 2005

Place of signing: Jinjiang City, Fujian Province

Addendum One:

Software List of Jinjiang Electronic Administration Promotion Project

Coordinated Office System Client's Terminal	RMB
Documents Acceptance and Delivery Management	3,000.00
News publication	1,500.00
Documents Management	1,500.00
Circulars	100.00
Schedule Arrangement	200.00
Accounting Management	200.00
Electronic Mails	200.00
Internal Forum	200.00
Electronic Periodicals	350.00
Real Time Communication	300.00
Official Documents Exchange System Client's Terminal	
Official Documents Delivery	300.00
Official Documents Tracing	300.00
Official Documents Pushing	300.00
Official Documents Acceptance	300.00
Communication Book Management	400.00
Official documents Inquiry	500.00
Unified Administration Approval System Client's Terminal	
Approval Model	4,000.00
Statistical Analysis	2,000.00
Inquiry Appendix	1,500.00
Total	**17,150.00**

Note for Quotation

1. This Quotation is for the price of installing Coordinated Office System Client's Terminal, Official Documents Exchange System Client's Terminal and unified Administration Approval System Client's Terminal in the single computer of each civil servant

2. This Quotation does not include computer, network equipment and hardware and software of the operating system

Addendum Two:

General Quotation of the Jinjiang Electronic Administration Promotion Project Software

Department in charge	Unit Name	Quantity (set)	Total Price of Unit (RMB)
PRC City Committee of Jinjiang	Office of City Committee	39	668,850.00
	Confidential Information Department	5	85,750.00
	City Organization Department	19	325,850.00
	Aged Members Department	7	120,050.00
	Marketing Division	13	222,950.00
	Office of Culture	10	171,500.00
	Warfare Division	11	188,650.00
	General Office of Executive and Legislation	14	240,100.00
	Office of Workers	13	222,950.00
	Office of Party Appointed Workers	4	68,600.00
	Office of Agriculture	12	205,800.00
	Office of Editorial	4	68,600.00
	Disciplinary Supervision Department	33	565,950.00
	Jinjiang Data Archives Department	15	257,250.00
	Jinjiang Committee and Party History Research Laboratory	5	85,750.00
	Jinjiang Committee and Party School	21	360,150.00
Working Committee Directly Related Departments of the PRC City Committee of Jinjiang	Office of Birth Planning of the Directly Related Departments	11	188,650.00
	Office of Maintenance of the Water and Earth Committee	10	171,500.00
Party Committee Total		**246**	**4,218,900.00**
People's Government of Jinjiang	Office of City Government	52	891,800.00
	General Association of Urchin	11	188,650.00
	Office of Fongchi	5	85,750.00
	Television Broadcasting Department	61	1,046,150.00
	Tourism Department	9	154,350.00
	Management Office of	8	137,200.00

	Administrative Approval Service Centre		
	Government Sealing Centre	3	51,450.00
	Information Department	5	85,750.00
	Food Department	10	171,500.00
	Office of Crime Fighting	6	102,900.00
	Management Office of Security	5	85,750.00
	Pricing Department	21	360,150.00
	Committee of Economy and Commerce	45	771,750.00
Economy and Commerce Department of Jinjiang (Rural and Town Area)	Public Facilities Development Company	2	34,300.00
	Office of Economy Technology Coordination Company	1	17,150.00
	Management Office of Animal Butchery	4	68,600.00
	Management Office of Construction	3	51,450.00
	Corporate Product Development Centre	4	68,600.00
	Corporate Product Quality Examination Centre	10	171,500.00
	Market Service Centre	53	908,950.00
Development Planning Department of Jinjiang	Development Planning Department	17	291,550.00
	Home Affairs Department	15	257,250.00
	Centre for Aged Soldiers and Party Members	6	102,900.00
	Office of Leading Committee of	4	68,600.00
	Surveying Industry	3	51,450.00
Judiciary Department of Jinjiang	Legal Aid Centre	6	102,900.00
	Authentication Department	13	222,950.00
Finance Department of Jinjiang	Financial Department	41	703,150.00
	Agricultural Tax Investigation Team	3	51,450.00
	Government Purchasing Centre	4	68,600.00
	Jin Xing Auctioneer		
	Collecting and Management	7	120,050.00
	Office of Additional Fee for Education	4	68,600.00

Personnel Department of Jinjiang	Personnel Department	19	325,850.00
	Management Office of Post Doctoral Research	2	34,300.00
	Social Security and Insurance Unit	4	68,600.00
	Personnel Exchange Service Centre	8	137,200.00
	Personnel Complains Centre	0	0
	Office of Personnel Dispute Arbitration Committee	1	17,150.00
	Labour Department	12	205,800.00
	Party Member Occupational Training Centre	1	17,150.00
	Labour Service Company	8	137,200.00
	Labour Inspection Team	2	34,300.00
	Labour Force Exchange Centre	2	34,300.00
	Agricultural Town Insurance Company	4	68,600.00
	Labour Insurance Company	5	85,750.00
	Management Centre of Medical Insurance	8	137,200.00
Public Utilities Managing Department of Jinjiang	Public Utilities Managing Department	14	240,100.00
	Management Office of Environment Protection and Health of Qinyang	19	325,850.00
	Management Office of City Engineering	11	188,650.00
	Management Office of LPG	5	85,750.00
	Management Office of Garden	18	308,700.00
Planning and Construction Department of Jinjiang	Committee of City Construction	26	445,900.00
	City Construction Inspection Team	57	977,550.00
	City Construction Data Archives Centre	6	102,900.00
	Management Office of Rural and Town Area Construction	7	120,050.00
	Firm of Real Estate Price Adjusters	0	0
	Management Office of Real Estate Transaction	10	171,500.00
	Management Office of Construction Project Quotation	7	120,050.00

	Construction Project Bidding Centre	4	68,600.00
	Construction Drawing Inspection Team	6	102,900.00
	Construction Design Centre	18	308,700.00
	Management Office of Construction Project Quality Control	18	308,700.00
Transportation Department of Jinjiang	Transportation Department	14	240,100.00
	Management Office of Anhui Town Transportation	8	137,200.00
	Management Office of Chendai Town Transportation	8	137,200.00
	Management Office of Chidim Town Transportation	2	34,300.00
	Management Office of Cizao Town Transportation	8	137,200.00
	Management Office of Dongshi Town Transportation	4	68,600.00
	Management Office of Fubu Town Transportation and Highways	10	171,500.00
	Management Office of Jinjing Town Transportation	3	51,450.00
	Management Office of Longhu Town Transportation	5	85,750.00
	Management Office of Neikeng Town Transportation	3	51,450.00
	Management Office of Qinyang Town Transportation	6	102,900.00
	Management Office of Shenhu Town Transportation	4	68,600.00
	Management Office of Yonghe Town Transportation	6	102,900.00
	Management Office of Transportation	28	480,200.00
Agricultural Department of Jinjiang	Agricultural Department	17	291,550.00
	Tea Station, Fruit, Cane, Fiber, Tobacco Dye Station (City operated Stations)	6	102,900.00
	Management Office of Agricultural Town Economy and	8	137,200.00

	Operation Management Office of Agricultural Machinery	16	274,400.00
	Management Office of Agricultural Technology Promotion	7	120,050.00
	Research Laboratory of Agricultural Science	11	188,650.00
	Veterinary and Health Supervision and Inspection Centre	5	85,750.00
	Management Office of Earth and Fertilization Technology Promotion	5	85,750.00
	Farm Veterinary Station	9	154,350.00
	Plant Protection and Inspection Station	5	85,750.00
	Management Office of Plant Seeds	16	274,400.00
Forest Department of Jinjiang	Forest Department	44	754,600.00
	Costal Forest Station	7	120,050.00
	Anhui Forest Station	6	102,900.00
	Cizao Forest Station	7	120,050.00
	Office of Forest Fire Fighting	2	34,300.00
	Management Office of Forest Resources	0	0
	Management Office of Forest Development Fund	2	34,300.00
	Trees Planting Station	2	34,300.00
	Forest Technology Promotion Centre	4	68,600.00
Ocean and Fishery Department of Jinjiang	Ocean and Fishery Department	23	394,450.00
	Seafood Technology Promotion Station	10	171,500.00
	Management Office of Seafood Operation	8	137,200.00
	Management Office of Fishery Administration	4	68,600.00
	Water Supply Department	9	154,350.00
	Drought Fighting Servi-? Team	7	120,050.00
	Management Office of Water Electricity	1	17,150.00

	Management Office of Water Engineering	10	171,500.00
	Management Office of Water Engineering Construction	10	171,500.00
	Water Administration Inspection Team	7	120,050.00
External Economy and Commerce Committee of Jinjiang	External Economy and Commerce Committee	13	222,950.00
	External Economic Technology Cooperation Company	4	68,600.00
	External Business Investment Corporation Service Company	7	120,050.00
	External Economy and Commerce Department	60	1,029,000.00
Education Department of Jinjiang	Education Committee	18	308,700.00
	University Work Statior	2	34,300.00
	Educational Data Archives Room	1	17,150.00
	Educational Work Committee	2	34,300.00
	Management Office of Educational Facilities	2	34,300.00
	Common Educational Inspection Room	8	137,200.00
Scientific Technology Department of Jinjiang	Scientific Technology Department	29	497,350.00
	Office of Earthquake	3	51,450.00
	Office of New and High Technology Products Development	2	34,300.00
	Management Office of Technology Marketing	3	51,450.00
	Natural Protection Zone at Shenhu Bay Undersea Ancient Forest Remains	3	51,450.00
	Productivity Promotion Department	7	120,050.00
Sports & Cultural Service Department of Jinjiang	Sports & Cultural Service Department	15	257,250.00
	Museums	5	85,750.00
	Sports Center	10	171,500.00
	Libraries	19	325,850.00

	Cultural Center	10	171,500.00
	Health Bureau	14	240,100.00
	Office of Public Health Care	3	51,450.00
	Department of Public Hygiene Inspection	19	325,850.00
	Red Cross	4	68,600.00
	Public Service of Red Cross	2	34,300.00
	Health Education	3	51,450.00
	Diseases Outbreak Prevention Center	75	1,286,250.00
Family Planning Department of Jinjiang	Committee of Birth Planning	10	171,500.00
	Comprehensive Care of Birth Control Center	19	325,850.00
	Management Center of Population Flow	10	171,500.00
Audit Commission of Jinjiang	Audit Commission	23	394,450.00
	Infrastructure Audit Commission	2	34,300.00
Census & Statistics Department of Jianjiang	Statistics Department	11	188,650.00
	Investigation team of Countryside Economy	5	85,750.00
	Enterprise Investigation of Co-ordination Center.	2	34,300.00
	Market Price Control Center	4	68,600.00
Land Resources of Department of Jinjiang	Lands Department	20	343,000.00
	Inspection Team of Minerals Resources	5	85,750.00
	Lands Data Archives Center	2	34,300.00
	Control Team of Lands	24	411,600.00
	Environment Protection Department	13	222,950.00
	Environment Protection Control Center	18	308,700.00
	Management and Control of Environment Bureau	13	222,950.00
Office of Foreign Affair Office of Jianjiang	Office of Compatriots	5	85,750.00
	Interchange Center of Foreign Affair	2	34,300.00
	Travel Agency of Compatriots	2	34,300.00
	Communication Centre	1	17,150.00
General Trade Unit of Jinajiang		8	137,200.00
Disable people's Unit of Jinjiang	Disability Rehabilitation Center	1	17,150.00
	Employment Service of	3	51,450.00

	Disability Center		
Returning Compatriots Unit of Jinjiang		9	154,350.00
Department of Television & Broadcasting of Jinjiang		94	1,612,100.00
Government Total		**1769**	**30,338,350.00**
	People's Congress	24	411,600.00
	Political Bureau	13	222,950.00
	Communist Youth Party	8	137,200.00
	Women's Society	8	137,200.00
	Commercial & Industry Society	4	68,600.00
	Compatriots Society	9	154,350.00
	Culture Society	1	17,150.00
	Technology Coordination Society	12	205,800.00
	Aged People Committee	5	85,750.00
	Civil Servant Committee	1	17,150.00
	Disability Society	5	85,750.00
	Family Planning Society	5	85,750.00
Societies' Sub-Total		**95**	**1,629,250.00**
	Democracy Party	5	85,750.00
	Technology Control Department	76	1,303,400.00
	Commerce & Industry Department	213	3,652,950.00
	Lands revenue Department	141	2,418,150.00
	National Tax Department	219	3,755,850.00
Vertical Departments 'Sub-Total		**649**	**11,130,350.00**
	SHENHU	78	1,337,700.00
	LONGHU	75	1,286,250.00
	JINJING	77	1,320,550.00
	YINGLIN	52	891,800.00
	YONGHE	49	840,350.00
	DONGSHI	63	1,080,450.00
	CHIMO	40	686,000.00
	NEIKENG	44	754,600.00
	CIZAO	96	1,646,400.00
	ANHAI	92	1,577,800.00

	CHIDIM	51	874,650.00
	CHENDAI	63	1,080,450.00
	ZEIBIN	16	274,400.00
Towns Sub-Total		**796**	**13,651,400.00**
	LINGYUE	51	874,650.00
	XINGTON	121	2,075,150.00
	LUOSHAN	60	1,029,000.00
	XIYUAN	45	771,750.00
	MEILIN	51	874,650.00
	QINGYANG	42	720,300.00
Street's Sub-Total		**370**	**6,345,500.00**
	Court of Jinjiang	124	2,126,600.00
	Prosecutions Department	83	1,423,450.00
	Police Department	640	10,976,000.00
	Traffic Formation	145	2,486,750.00
	Department of Justice	12	205,800.00
	Security Department	24	411,600.00
	Forest & Conservation Department	4	68,600.00
Judiciary and Administration's Sub-Total		**1032**	**17,698,800.00**
Grand Total		**4962**	**85,098,300.00**